Putnam
New York
Tax Exempt
Income Fund


SEMIANNUAL REPORT

May 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "Based on tax-equivalent yields alone, muni funds easily outshine most taxable-bond funds."

                          --  Morningstar Mutual Funds, March 1997

* According to Lipper Analytical Services, Putnam New York
  Tax Exempt Income Fund's total return for class A shares ranked 19 out of 91 New York municipal bond funds for the one-year period ended June 30, l997, placing it in the top quartile of this category.*

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

19 Financial statements

*Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Rankings vary over time and do not reflect the effects of sales charges. For periods ended 6/30/97, the fund's class A shares ranked 22 out of 43 and 10 out of 24 New York municipal bond funds for 5- and 10-year performance, respectively. Past performance is not indicative of future results. Please see pages 9 and 10 for complete performance.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam New York Tax Exempt Income Fund began fiscal 1997 on a hopeful, yet cautious note in December 1996 after a somewhat tumultuous year for the municipal bond market. The hope was warranted, since the market was well into a rally when the period began. The caution was also justified, for the rally ended abruptly in late winter, cut short by investor worries that inflation and interest rates would both rise in the wake of an economy still growing too fast.

From the vantage point of the close of the first half of the fiscal year on May 31, 1997, we can see that volatility during the period, while somewhat nerve-racking for many investors, was low by historical standards. By spring, even the Federal Reserve Board's increase in the federal funds rate in late March, the source of considerable earlier anxiety, caused little stir.

It is in these contexts that Fund Manager Howard Manning discusses your fund's performance for the year's first half and his view of its prospects for the remainder of the year. His report begins on the following page.

Respectfully yours,
/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 16, 1997



Report from the Fund Manager
Howard K. Manning

A relatively calm interest-rate environment, benign inflation, and moderate economic growth provided a favorable backdrop for fixed-income investors over the past six months. For the semiannual period that ended May 31, l997, Putnam New York Tax Exempt Income Fund's class A shares generated a total return of 1.56% at net asset value (NAV) and - 3.22% at public offering price (POP). The fund's benchmark index, the Lehman Brothers Municipal Bond Index, returned 1.69% for the same period. For full performance information, please refer to the tables that begin on page 9.

* MARKET CHARACTERIZED BY ABNORMALLY LOW VOLATILITY

In contrast to the stock market's ups and downs, the period was characterized by abnormally low volatility in all sectors of the fixed-income market. This covers not only interest-rate movements, but changes in bond spreads as well. Even the Federal Reserve Board's long-awaited quarter-point increase in the federal funds rate in late March was virtually a nonevent for the markets. This passiveness can be attributed to Fed Chairman Alan Greenspan's long-standing policy of gradualism, which helped keep interest rates moving up and down within a narrow trading range. Municipal bonds behaved in a similar manner.

At its May 20 policy setting meeting, the Fed took no action on interest rates. Once again, the fixed-income market reaction appeared subdued, although bond prices did respond favorably. Until there is more conclusive evidence of inflation, we believe the markets will continue to play a waiting game regarding further Fed action.

* NEW YORK FISCAL AND ECONOMIC IMPROVEMENT CONTINUES

Just as the country as a whole has benefited from a stronger economy, so has New York. One positive factor in New York's credit picture has been the outstanding performance on Wall Street. For more than two years, the U.S. stock market has consistently set new highs. This market environment proved especially beneficial for New York City. As taxpaying investors earned more money, they contributed more to both city and state tax revenues.

Knowing that corporate earnings and the financial markets can experience declines after such strong run-ups, New York City lawmakers have put together a conservative budget for the fiscal year beginning June 30, l997. Because of its restrained nature, the budget should provide some protection to the city in the event of a downturn in Wall Street earnings. The budget has been received favorably by the investment community and the bond-rating services. We have not seen this kind of fiscal restraint in New York City for several years.

The arduous process of negotiating both the New York state and New York City budgets often results in seasonal yield swings for New York municipal bonds. Over the past several years, bond yields have become attractive as investors anticipate the difficulties of pending legislative negotiations. Yields have continued to increase -- and prices to decline accordingly -- as budget impasses give way to fiscal resolutions and a new supply of bonds. Once the new supply subsides, prices generally improve, pushing yields lower on a comparative basis.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Education                17.9%

Transportation           17.7%

Health care               6.6%

Utilities                 6.4%

Water and sewerage        5.7%

Footnote reads:
*Based on net assets as of 5/31/97. Holdings will vary over time.


* EMPHASIS ON ESSENTIAL-SERVICE BONDS INCREASED

During the reporting period, we reduced the fund's holdings in New York state and New York City bonds as their yields became less attractive. We began rebuilding these positions, however, as we moved closer to the point in the budget cycle when yields once again become more attractive. Nevertheless, we tended to favor essential-service bonds over state-appropriated issues because of their self-funding; that is, the income paid to investors comes from the fees paid by users of these services.

Some of our investments in essential-service bonds include issues of Municipal Assistance Corporation, New York City Water Authority, and the Metropolitan Transit Authority. In addition, we increased the fund's exposure to Visy Paper, Inc., a manufacturer of lightweight, high-performance linerboard. Its BB+ rated bonds carry one of the highest yields available in the New York municipal bond market. We consider the company's credit quality more than sufficient to justify the risk of investing in these bonds, especially because high-yield bonds that are attractive from a credit-quality perspective have become increasingly scarce. Although these holdings, along with others discussed in this report, were viewed favorably as of May 31, 1997, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

The number of new bonds coming to market in New York this year has been much lower than in previous years. With refinancings sharply curtailed as a result of relatively higher interest rates, a significant source of new bonds has all but disappeared. In addition, issuance of New York debt is subject to annual voter approval and New York City has reached its debt issuance ceiling for the year. While supply was weak, demand was strong. This supply/demand imbalance had the effect of boosting the value of the existing bonds in your fund's portfolio.



[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/VMIGI           43.9%

Aa                  13.4%

A                   15.5%

Baa                 25.9%

Ba                   1.3%

Footnote reads:
*As a percentage of market value as of 5/31/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* PORTFOLIO RESTRUCTURED TO REDUCE RISK EXPOSURE

We have continued to restructure the portfolio in an attempt to reduce volatility, a process we began before the start of the current reporting period. One of the most significant changes we made was to dismantle the barbell configuration, a strategy that emphasizes bonds with maturities on the long-term and short-term ends of the yield curve. We sold a considerable portion of the portfolio's long-term bonds and redeployed assets into securities with maturities in the 7- to 15-year range. These bonds offer both attractive yields and the potential to increase in value as they draw closer to maturity and move toward the shorter end of the yield curve, a phenomenon known as "curve roll." By capitalizing on this appreciation potential, which operates independently of changes in interest rates, we expect to build the overall value of the portfolio over time.

We also reduced the number of zero-coupon bonds in the portfolio. Zero-coupon bonds typically experience wider price swings in response to changing market conditions, outperforming in periods of declining interest rates and underperforming in periods of rising interest rates. By decreasing the number of zero-coupon holdings, we have reduced the fund's interest-rate sensitivity and provided some protection against potential market volatility.

Our securities selection over this time period emphasized coupon income, price stability, and credit quality. In fact, we invested primarily in higher-quality insured bonds and Aa-rated bonds. Because the difference in the yields of higher-quality and lower-quality bonds was relatively small, we believed higher-quality issues offered better relative value and saw no reason to take on the additional risk of the lower-quality issues.

* OUTLOOK: CONTINUATION OF DEFENSIVE STRATEGIES

Looking ahead, we consider it unreasonable to expect a continuation of the current low volatility in the bond market. In fact, unless the economy shows more convincing signs of a slowdown, we expect another Fed tightening this summer. However, investors should not let a small rise in interest rates keep them from buying municipal bonds. Municipals still represent good after-tax value against taxable investments and an excellent way to diversify a stock-heavy portfolio.

We will also continue to monitor attractive issues and watch for potential purchase opportunities. One situation we are watching closely is the merger of Long Island Lighting Co. (LILCO) with Brooklyn Union Gas. The LILCO-Brooklyn Union Gas merger is expected to generate enormous supply over the next five years. Long Island Power Authority is anticipated to issue up to $7 billion worth of bonds on behalf of this new entity. We are following this merger carefully and currently expect to take positions in these bonds when we determine that their potential for yield and improvement in their credit quality creates compelling value.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam New York Tax Exempt Income Fund is designed for investors seeking high current income free from federal, New York state and New York City personal income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 5/31/97

                                 Class A          Class B          Class M
 (inception date)                (9/2/83)         (1/4/93)        (2/10/95)
                               NAV      POP     NAV     CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                      1.56%   -3.22%   1.12%   -3.82%   1.41%  -1.89%
------------------------------------------------------------------------------
1 year                        8.39     3.22    7.57     2.57    8.07    4.54
------------------------------------------------------------------------------
5 years                      37.18    30.61   32.02    30.02   34.70   30.29
Annual average                6.53     5.49    5.71     5.39    6.14    5.43
------------------------------------------------------------------------------
10 years                    115.94   105.75   99.02    99.02  106.51   99.86
Annual average                8.00     7.48    7.12     7.12    7.52    7.17
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/97
                                              Lehman Bros.    Consumer
                                            Municipal Bond      Price
                                                Index           Index
------------------------------------------------------------------------------
6 months                                        1.69%           0.95%
------------------------------------------------------------------------------
1 year                                          8.29            2.23
------------------------------------------------------------------------------
5 years                                        41.80           14.60
Annual average                                  7.24            2.76
------------------------------------------------------------------------------
10 years                                      123.54           41.56
Annual average                                  8.38            3.54
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% for class A shares and 3.25% for class M shares. One, five, and ten year fund returns for class B shares reflect the applicable contingent deferred sales charges (CDSC), which is 5% in the first year, declines each year to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation.



PRICE AND DISTRIBUTION INFORMATION
6 months ended 5/31/97

                                  Class A           Class B          Class M
------------------------------------------------------------------------------
Distributions (number)                6                 6                6
------------------------------------------------------------------------------
Income                           $0.235562         $0.206574        $0.222367
------------------------------------------------------------------------------
Capital gains1                       --                --               --
------------------------------------------------------------------------------
  Total                          $0.235562         $0.206574        $0.222367
------------------------------------------------------------------------------
Share value:                    NAV       POP       NAV        NAV        POP
------------------------------------------------------------------------------
11/30/96                      $8.91     $9.35     $8.90      $8.91      $9.21
------------------------------------------------------------------------------
05/31/97                       8.81      9.25      8.79       8.81       9.11
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2         5.41%     5.15%     4.76%      5.12%      4.95%
------------------------------------------------------------------------------
Taxable equivalent3            9.62      9.15      8.46       9.10       8.80
------------------------------------------------------------------------------
Taxable equivalent4           10.03      9.55      8.83       9.50       9.18
------------------------------------------------------------------------------
Current 30-day SEC yield5      4.97      4.73      4.29       4.69       4.53
------------------------------------------------------------------------------
Taxable equivalent3            8.83      8.41      7.63       8.34       8.05
------------------------------------------------------------------------------
Taxable equivalent4            9.22      8.77      7.96       8.70       8.40
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 43.74% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TOTAL RETURNS FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)

                            Class A           Class B             Class M
 (inception date)           (9/2/83)          (1/4/93)           (2/10/95)
                         NAV       POP      NAV      CDSC      NAV       POP
------------------------------------------------------------------------------
6 months                3.14%    -1.76%    2.81%    -2.19%    2.99%    -0.40%
------------------------------------------------------------------------------
1 year                  8.20      3.08     7.52      2.52     8.01      4.50
------------------------------------------------------------------------------
5 years                35.18     28.70    30.81     28.21    32.73     28.48
Annual average          6.21      5.18     5.42      5.10     5.83      5.14
------------------------------------------------------------------------------
10 years              114.92    104.85    98.06     98.06   105.57     99.02
Annual average          7.95      7.43     7.07      7.07     7.47      7.12
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Please see the preceding page for the method of performance calculation.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI ) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGERS]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

lifestageSM funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

               * Formerly Natural Resources Fund

               + Formerly Overseas Growth Fund

   [DBL. DAGGER] Formerly OTC Emerging Growth Fund

  [SECTION MARK] Not available in all states.

              ** Relative to above.

              ++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Portfolio of investments owned
May 31, 1997 (Unaudited)

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
FGIC        -- Financial Guaranty Insurance Company
FHA Insd.   -- Federal Housing Administration Insured
FRB         -- Floating Rate Bonds
FSA         -- Financial Security Assurance
G.O. Bonds  -- General Obligation Bonds
IFB         -- Inverse Floating Rate Bonds
MBIA        -- Municipal Bond Investors Assurance Corporation
VRDN        -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES  (98.8%) *
PRINCIPAL AMOUNT                                                               RATINGS**              VALUE

New York  (90.5%)
------------------------------------------------------------------------------------------------------------
    $ 3,000,000  Babylon, Indl. Dev. Agcy. Resource Recvy.
                   Rev. Bonds (Ogden Martin Syst. Babylon Inc.),
                   Ser. B, 8 1/2s, 1/1/19                                      AAA            $    3,222,420
     14,500,000  Battery Park, City Auth. Rev. Bonds, 7.7s, 5/1/15             Aaa                15,696,250
        845,000  Chemung Ctny., Indl. Dev. Agcy. Civic Fac. VRDN
                   (Arnot Ogden Med. Ctr.), Ser. A, 3.25s, 3/1/19              VMIGI                 845,000
        600,000  Glens Falls Indl. Dev. Agcy. VRDN (Broad St. Ctr.),
                   4s, 8/1/05                                                  VMIGI                 600,000
                 Metropolitan Trans. Auth. Rev. Bonds, Ser. A
     15,400,000    MBIA, 6 1/4s, 4/1/14                                        Aaa                16,863,000
     14,495,000    MBIA, 6 1/4s, 4/1/13                                        Aaa                15,908,263
                 Metropolitan Trans. Auth. Svcs. Contract Fac.
                   Rev. Bonds
      3,750,000    (Trans. Fac.), Ser. 3, 7 3/8s, 7/1/08                       Baa                 4,359,375
      3,000,000    (Trans. Fac.), Ser. 6, 7s, 7/1/09                           Baa                 3,243,750
     14,750,000    (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                       Baa                14,952,813
     12,500,000    (Commuter Fac.), Ser. O, 5 1/2s, 7/1/17                     Baa                12,125,000
     24,345,000    (Trans. Fac), Ser. O, 5 1/2s, 7/1/17                        Baa                23,614,650
     12,000,000  Metropolitan Trans. Auth. Svcs. Contract
                   Rev. Bonds (Commuter Fac.),
                   Ser. O, 5 3/4s, 7/1/13                                      BBB                12,165,000
                 Metropolitan Trans. Auth. Rev. Bonds
      5,000,000    Ser. O, MBIA, 6 3/8s, 7/1/20                                Aaa                 5,250,000
      5,480,000    Ser. A, MBIA, 6s, 7/1/12                                    Aaa                 5,870,450
      6,000,000  NY & NJ Port Auth. Rev. Bonds
                   (Kennedy Intl. Arpt.), 6 3/4s, 10/1/19                      AAA/P               6,247,500
                 NY & NJ Port Auth. Special Oblig. Rev. Bonds
                   (JFK Intl. Arpt.), MBIA
     12,000,000    6 1/4s, 12/1/13                                             AAA                13,005,000
      9,455,000    6 1/4s, 12/1/10                                             AAA                10,235,038
                 NY City G.O. Bonds
      5,000,000    Ser. L, MBIA, 8s, 8/1/06                                    AAA                 6,075,000
     25,000,000    Ser. E, AMBAC, 6 1/2s, 2/15/05                              AAA                27,468,750
      8,955,000    Ser. F, 5 3/4s, 2/1/19                                      BBB                 8,719,931
                 NY City, G.O. Bonds
      4,180,000    Ser. D, 8 1/4s, 8/1/11                                      AAA                 4,822,675
     12,325,000    Ser. B, 8 1/4s, 6/1/05                                      Baa                14,574,313
     20,195,000    Ser. A, 8s, 8/15/19                                         A                  23,148,519
      5,775,000    Ser. D, 8s, 8/1/03                                          A                   6,424,688
      4,225,000    Ser. D, 8s, 8/1/03, Prerefunded                             AAA                 4,837,625
      3,455,000    Ser. E, 7.6s, 2/1/05                                        A                   3,835,050
      4,730,000    Ser. F, 7.6s, 2/1/05                                        A                   5,250,300
     26,000,000    Ser. B, 7 1/2s, 2/1/06                                      BBB                28,730,000
     20,000,000    Ser. B, 7 1/2s, 2/1/02                                      BBB                21,925,000
      8,000,000    Ser. B, AMBAC, 7 1/4s, 8/15/07                              AAA                 9,360,000
     18,675,000    Ser. B, MBIA, 6 1/2s, 8/15/11                               AAA                20,612,531
     21,495,000    Ser. D, 6 1/2s, 11/1/10                                     Baa                23,966,925
      5,240,000    Ser. B, 6 1/2s, 8/15/10                                     Baa                 5,809,850
      2,500,000  NY City, Hlth. & Hosp. Corp. VRDN (Hlth. Syst.),
                   Ser. A, 3.6s, 2/15/26                                       VMIGI               2,500,000
        300,000  NY City, Hsg. Dev. Corp. Special Obligation VRDN
                   (East 96th St. Project), Ser. A, 3.8s, 8/1/15               VMIGI                 300,000
     17,350,000  NY City, Indl. Dev. Agcy. (Paper Inc.), 7.95s, 1/1/28         BB/P               18,651,250
      8,000,000    (Solid Waste Disp-Visy Paper), 7.8s, 1/1/16                 BB/P                8,580,000
     10,625,000    (American Airlines, Inc.), 6.9s, 8/1/24                     Baa                11,514,844
     22,000,000    (Terminal One Group Assn.), 6 1/8s, 1/1/24                  A                  22,082,500
     18,250,000    (Terminal One Group Assn.), 6s, 1/1/19                      AAA                18,227,188
                 NY City, Indl. Dev. Agcy. VRDN
      1,500,000    (Stroheim & Romann, Inc.), 3.57s, 12/1/15                   VMIGI               1,500,000
      2,900,000    (Columbia Grammar School), 3.25s, 6/30/14                   VMIGI               2,900,000
      1,300,000  NY City, Indl. Dev. Agcy. Civil Fac. VRDN
                   (Berkeley Carroll School), 3 1/4s, 6/30/23                  VMIGI               1,300,000
                 NY City, Muni. Assistance Corp. Rev. Bonds
     14,455,000    6 1/4s, 7/1/08                                              AA                 15,828,225
     15,670,000    6 1/4s, 7/1/07                                              AA                 17,178,238
     19,435,000    6 1/4s, 7/1/06                                              AA                 21,232,738
     21,500,000    Ser. G, 6s, 7/1/08                                          AA                 23,085,625
     10,000,000    Ser. G, 6s, 7/1/07                                          AA                 10,762,500
     10,000,000    Ser. E, 6s, 7/1/06                                          AA                 10,750,000
     13,000,000  NY City, Muni. Fin. Auth. Wtr. and Swr. Syst. FRB,
                   10.619s, 6/15/11 (acquired 8/9/91,
                   cost $13,587,860) [DBL. DAGGERS]#                          AAA                 18,720,000
                 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                   Ser. B
     22,000,000    5 3/4s, 6/15/26                                             A                  21,697,500
     10,000,000    MBIA, 5 1/2s, 6/15/27                                       AAA                 9,750,000
     17,500,000  NY City, Muni. Wtr. Fin. Auth. IFB, MBIA,
                   6.1s, 6/15/08                                               AAA                17,434,375
                 NY State G.O. Bonds
      9,500,000    Ser. B, 6 1/4s, 8/15/05                                     A                  10,307,500
     15,965,000    Ser. A, 6 1/8s, 6/15/14                                     A                  16,643,513
      7,500,000    Ser. A, 6s, 7/15/08                                         A                   8,025,000
     17,590,000    Ser. A, 6s, 7/15/07                                         A                  18,865,275
     11,550,000    Ser. C, 6s, 10/1/04                                         A                  12,315,188
      6,405,000    Ser. A, 5.7s, 3/15/11                                       A                   6,541,106
                 NY State Dorm. Auth. Cap. Appn.
                   Rev. Bonds (State U.), Ser. B
     23,864,000    MBIA, zero %, 5/15/10                                       AAA                12,021,490
     48,000,000    MBIA, zero %, 5/15/09                                       AAA                25,980,000
     53,490,000    MBIA, zero %, 5/15/08                                       AAA                30,756,750
     13,000,000  NY State Dorm. Auth. IFB (Cornell U.),
                   10.241s, 7/1/30 (acquired 8/9/91,
                   cost $13,315,900) [DBL. DAGGERS]                            AA                 15,226,250
      5,700,000  NY State Dorm. Auth. Lease Rev. Bonds
                   (State U. Dorm Fac.), Ser. A, AMBAC,
                   5 3/4s, 7/1/07                                              Aaa                 6,049,125
                 NY State Dorm. Auth. Rev. Bonds
      5,000,000    (NY Dept of Ed.), 7 3/4s, 7/1/21                            Baa                 5,675,000
      9,000,000    (State U. Edl. Fac.), Ser. A, 7 5/8s, 5/15/05               AAA                 9,956,250
     18,800,000    (City U. Syst.), Ser. C, 7 1/2s, 7/1/10                     A                  22,137,000
      4,000,000    (State U. Athletic Fac.), 7 1/4s, 7/1/21                    Baa                 4,355,000
      8,950,000    (State U. Edl. Fac.), Ser. A, FSA, 5 7/8s, 5/15/17          AAA                 9,341,563
     13,200,000    (State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/11               Baa                13,497,000
     42,910,000    (U. Syst. Construction), Ser. A, 5 3/4s, 7/1/18             Baa                43,285,463
     26,500,000    (City U. Syst.), Ser. A, MBIA, 5 3/4s, 7/1/13               AAA                27,560,000
     14,645,000    (U. Syst. Construction), Ser. A, 5 3/4s, 7/1/13             Baa                14,846,369
     10,000,000    (Columbia U.), Ser. A, 5 3/4s, 7/1/10                       Aaa                10,600,000
     10,930,000    (City U. Syst.), Ser. A, FGIC, 5 3/4s, 7/1/09               AAA                11,421,850
     15,600,000    (U. Syst. Construction), Ser. A, 5 5/8s, 7/1/16             Baa                15,366,000
     16,055,000    (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/13               Baa                15,834,244
      9,000,000    (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/10               Baa                 8,988,750
      5,000,000    (State U. Edl. Fac.), Ser. B, FGIC, 5 1/2s, 5/15/08         AAA                 5,118,750
     10,400,000    (Mental Hlth. Svcs.), Ser. E, AMBAC,
                   5 1/4s, 2/15/18                                             AAA                 9,932,000
     38,600,000    (State U. Edl. Fac.), Ser. A, 5 1/4s, 5/15/15               BBB                36,911,250
     11,000,000    (City U. Syst.), Ser. C, 5s, 7/1/17                         A                   9,900,000
      4,020,000    (Columbia U.), 5s, 7/1/15                                   Aaa                 3,793,875
     15,985,000    (Cornell U.), 5s, 7/1/15                                    Aa                 15,085,844
                 NY State Energy Res. & Dev. Auth. Poll. Control
                   Rev. Bonds
     10,000,000    (Niagara Mohawk Pwr. Corp.),
                   Ser. A, FGIC, 7.2s, 7/1/29                                  Aaa                11,325,000
     12,500,000    FGIC, 6 5/8s, 10/1/13                                       Aaa                13,484,375
      1,000,000  NY State Energy Res. & Dev. Auth. Poll. Control
                   VRDN, 3.55s, 10/1/14                                        VMIGI               1,000,000
      5,000,000  NY State Energy Res. & Dev. Auth. Fac.
                   Rev. Bonds (Cons. Edison Co. of NY, Inc.),
                   Ser. A, 7 1/8s, 12/1/29                                     A                   5,568,750
     10,000,000  NY State Energy Res. & Dev. Auth. Gas Fac. IFB
                   (Brooklyn Union Gas Co.),
                   Ser. B, 10 3/8s, 7/1/26                                     A                  12,000,000
                 NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                   (State Wtr. Revolving Fund)
      8,655,000    Ser. A, 7 1/2s, 6/15/12                                     Aa                  9,455,588
      5,050,000    Ser. E, 6 7/8s, 6/15/10                                     Aa                  5,498,188
      6,870,000    Ser. B, 6.65s, 9/15/13                                      Aaa                 7,488,300
      5,265,000    Ser. A, 6.55s, 9/15/10                                      Aaa                 5,758,594
        700,000  NY State Env. Fac. Corp. VRDN
                   (Hunington Offshore Equity), 4.1s, 11/1/14                  VMIGI                 700,000
                 NY State Hsg. Fin. Agcy. Rev. Bonds
      4,790,000    8s, 11/1/08                                                 Baa                 5,304,925
      9,440,000    (Multi-Fam. Hsg. Insd. Mtge. Program),
                   Ser. A, 7s, 8/15/22                                         AA                  9,923,800
     23,310,000  NY State Hsg. Fin. Agcy. Rev. Bonds
                   Prerefunded, 8s, 11/1/08                                    AAA                26,311,163
      7,500,000  NY State Hsg. Fin. Agcy. Svcs. Contract Oblig.
                   Rev. Bonds, Ser. C, 7.3s, 3/15/21                           AAA                 8,437,500
                 NY State Hsg. Fin. Agcy. VRDN
        300,000    (Special Surgery Hosp. Staff),
                   Ser. A, 3.85s, 11/1/10                                      VMIGI                 300,000
        300,000    (Normadie Court I), 3.9s, 5/15/15                           VMIGI                 300,000
      2,300,000    (Normadie Court I), Ser. B, 3.8s, 4/1/23                    VMIGI               2,300,000
      1,100,000  NY State Local Govt. Assistance Corp.
                   VRDN, Ser. E, 3.9s, 4/1/25                                  VMIGI               1,100,000
                 NY State Local Govt. Assistance Corp. Rev. Bonds
      3,000,000    Ser. A, 7 1/4s, 4/1/18                                      AAA                 3,341,250
     11,900,000    Ser. A, 6 1/2s, 4/1/20                                      A                  12,524,750
     12,510,000    Ser. E, 6s, 4/1/14                                          A                  13,166,775
      6,000,000    Ser. E, AMBAC, 6s, 4/1/14                                   AAA                 6,345,000
      3,000,000  NY State Local Govt. Assistance Corp.
                   VRDN, 3.8s, 4/1/22                                          VMIGI               3,000,000
     24,700,000  NY State Med. Care Fac. Fin. Agcy. FRB
                   (Monterfiore Med. Ctr.), Ser. A, MBIA,
                   10.207s, 2/15/24 (acquired various dates
                   from 10/3/91 to 4/8/92, cost $26,795,648)
                   [DBL. DAGGERS]                                              Aaa                28,065,375
                 NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
     11,000,000    (Hosp. & Nursing Home), Ser. B, FHA Insd.,
                   8s, 2/15/28                                                 AAA                11,660,000
      2,125,000    (Mental Hlth. Svcs. Fac.), Ser. B, 7 7/8s, 8/15/20          BBB                 2,332,188
      3,750,000    (Mental Hlth. Svcs. Fac.), Ser. A, 7.8s, 2/15/19            BBB                 4,007,813
      3,525,000    (Mental Hlth. Svcs. Fac.), Ser. A, 7.8s, 2/15/19            AAA                 3,798,188
     22,525,000    (Presbyterian Hosp.), Ser. A, FHA Insd.,
                   7.7s, 2/15/25                                               Aaa                25,087,219
      5,000,000    (Hosp. & Nursing Home), Ser. C, FHA Insd.,
                   7.7s, 2/15/22                                               Aaa                 5,306,250
     24,775,000    (Mental Hlth. Svcs. Fac.), Ser. A, 7 1/2s, 2/15/21          Aaa                27,717,031
     18,500,000    (St. Luke's Hosp.), Ser. B, FHA Insd.,
                   7.45s, 2/15/29                                              Aaa                20,257,500
      3,000,000    (Hosp. & Nursing Home), Ser. A, FHA Insd.,
                   6 7/8s, 2/15/32                                             AA                  3,183,750
      6,625,000    (Methodist Hosp. & Nursing Home), Ser. A,
                   FHA Insd., 6.7s, 8/15/23                                    AA                  7,005,938
     12,325,000    Ser. A, AMBAC, 6 1/2s, 8/15/29                              Aaa                13,357,219
     11,625,000  NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
                   Refunded (Mental Hlth. Svcs. Fac.),
                   Ser. B, 7 7/8s, 8/15/20                                     AAA                13,005,469
                 NY State Med. Care Fac. Fin. Agcy. VRDN
      2,800,000    (Children's Hosp. - Buffalo), Ser. A, 3.3s, 11/1/05         VMIGI               2,800,000
      2,200,000    (Lenox Hill Hosp.), Ser. A, 3.8s, 11/1/08                   VMIGI               2,200,000
                 NY State Med. Care Fac.Fin. Agcy. Rev. Bonds
                   (Mental Hlth. Svc. Fac.)
      1,900,000    Ser. B, 7 5/8s, 8/15/17                                     BBB                 2,109,000
      4,165,000    Ser. B, Prerefunded, 7 5/8s, 8/15/17                        BBB                 4,722,069
      4,250,000  NY State Muni. Bond Bank Agcy. Special Program
                   Rev. Bonds (Rochester), Ser. A, 6 3/4s, 3/15/11             A                   4,536,875
      5,000,000  NY State Pwr. Auth. Gen. Purpose Rev. Bonds,
                   Ser. AA, 6 3/8s, 1/1/12                                     Aa                  5,275,000
      8,400,000  NY State Pwr. Auth. Rev. Bonds, Ser. Y,
                   6 3/4s, 1/1/18                                              Aa                  9,009,000
                 NY State Thruway Auth. Svcs. Contract Rev. Bonds
     13,300,000    (Local Hwy. & Bridge), 7 1/4s, 1/1/10                       Baa                14,679,875
     16,385,000    6.45s, 4/1/15                                               BBB                16,937,994
      6,500,000    (Local Hwy. & Bridge), 6 1/4s, 4/1/07                       BBB                 6,743,750
     14,425,000  NY State Thruway Auth. Hwy. & Bridge Trans. Fund
                   Rev. Bonds, Ser. A, AMBAC, 6 1/4s, 4/1/04                   AAA                15,633,094
                 NY State Urban Dev. Corp. Rev. Bonds
      9,000,000    (Onondaga Cnty. Convention), 7 7/8s, 1/1/20                 AAA                10,147,500
     33,250,000    (Correctional Fac.), Ser. 2, 7 1/2s, 1/1/18                 AAA                37,115,313
     10,000,000    (Correctional Cap. Fac.), Ser. A, FSA,
                   6 1/2s, 1/1/11                                              AAA                11,250,000
      6,000,000    (Correctional Fac.), 6 1/2s, 1/1/10                         AAA                 6,735,000
      5,250,000    (State Fac.), 5 3/4s, 4/1/12                                BBB                 5,309,063
     11,225,000    (State Fac.), 5.7s, 4/1/10                                  BBB                11,505,625
     16,500,000    5.6s, 4/1/15                                                BBB                16,252,500
      7,710,000    (Correctional Cap. Fac.), Ser. A, 5 1/2s, 1/1/09            BBB                 7,825,650
      7,775,000    (Correctional Cap. Fac.), Ser. A, FSA,
                   5 1/2s, 1/1/08                                              AAA                 7,979,094
      8,600,000  Port Auth. NY & NJ Cons. Rev. IFB, 9.303s,
                   8/1/26 (acquired 8/29/91, cost $8,814,828)
                   [DBL. DAGGERS]                                              AA                  9,578,250
                 Suffolk Cnty., G.O. Bonds (Southwest Swr. Dist.)
      5,815,000    MBIA, 6s, 2/1/08                                            Aaa                 6,251,125
      5,000,000    MBIA, 6s, 2/1/06                                            Aaa                 5,356,250
      5,000,000   Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
                   (Southwest Swr. Syst.), FGIC, 6s, 2/1/08                    AAA                 5,381,250
      2,500,000  Suffolk Cnty., Indl. Dev. Agy. VRDN
                   (Target Rock Corp.), 3 3/4s, 2/1/07                         VMIGI               2,500,000
                 Triborough Bridge & Tunnel Auth. General
                   Purpose Rev. Bonds
     38,750,000    (Convention Ctr.), Ser. E, 7 1/4s, 1/1/10                   Baa                44,078,783
      7,000,000    Ser. A, 6 1/2s, 1/1/09                                      Aa                  7,805,000
     17,700,000    Ser. Y, 6s, 1/1/12                                          Aa                 18,916,875
      9,915,000    Ser. A, 6s, 1/1/10                                          Aa                 10,571,869
     17,745,000    Ser. B, 5.2s, 1/1/22                                        Aa                 16,791,206
                 Triborough Bridge & Tunnel Auth. Rev. Bonds
     18,850,000    Ser. X, MBIA, 6 5/8s, 1/1/12                                AA                 21,347,625
     12,500,000    (Convention Ctr.), Ser. E, 6s, 1/1/11                       Baa                12,921,875
     18,000,000  Triborough Bridge & Tunnel Auth. Special Oblig.
                   IFB, 8.328s, 1/1/12 (acquired 7/10/92,
                   cost $18,135,000) [DBL. DAGGERS]                            AAA                19,912,500
      2,100,000  Triborough Bridge & Tunnel Auth. Special Oblig.
                   VRDN, FGIC, 3.85s, 1/1/24                                   VMIGI               2,100,000
                                                                                              --------------
                                                                                               1,801,793,962

Puerto Rico  (8.3%)
------------------------------------------------------------------------------------------------------------
                 Cmnwlth. of PR, G.O. Bonds
     15,750,000    MBIA, 6 1/2s, 7/1/23                                        A                  16,931,250
      3,915,000    6 1/2s, 7/1/13                                              A                   4,375,000
     11,110,000    6 1/2s, 7/1/12                                              A                  12,415,425
     20,500,000  Cmnwlth. of PR, Aqueduct & Swr. Auth.
                   Rev. Bonds, Ser. A, 7 7/8s, 7/1/17                          AAA                21,735,330
                 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
      3,000,000    Ser. V, 6 5/8s, 7/1/12                                      A                   3,225,000
      7,000,000    Ser. Z, FSA, 6 1/4s, 7/1/16                                 AAA                 7,717,500
      9,000,000    Ser. X, MBIA, 5 1/2s, 7/1/13                                AAA                 9,213,750
                 PR Elec. Pwr. Auth. Rev. Bonds
     33,000,000    Ser. W, MBIA, 7s, 7/1/07                                    AAA                38,610,000
     10,315,000    Ser. R, 6 1/4s, 7/1/17                                      A                  10,727,600
     12,775,000    Ser. S, MBIA, 6 1/8s, 7/1/09                                A                  13,908,781
      9,000,000    Ser. BB, MBIA, 6s, 7/1/11                                   AAA                 9,708,750
     11,350,000  PR Tel. Auth. Tel. Auth. IFB, 8.324s, 1/1/20
                   (acquired 9/25/92, cost $10,981,125) [DBL. DAGGERS]         A                  11,889,125
      5,000,000  PR Aqueduct & Swr. Auth. Rev. Bonds,
                   MBIA, 6s, 7/1/06                                            Aaa                 5,437,500
                                                                                              --------------
                                                                                                 165,895,011
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $1,859,392,617) ***                                  $1,967,688,973
------------------------------------------------------------------------------------------------------------

            * Percentages indicated are based on net assets of $1,990,607,712.

           ** The Moody's or Standard & Poor's ratings indicated are
              believed to be the most recent ratings available at May 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1997. Securities rated by Putnam are indicated by
              "/P" and are not publicly rated.

          *** The aggregate identified cost on a tax basis is $1,862,290,727, resulting in gross unrealized appreciation and depreciation of $108,584,906 and $3,186,660, respectively, or net unrealized appreciation of $105,398,246.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale.
              The total market value of restricted securities held at May 31, 1997 was $103,391,500 or 5.2% of net assets.

            # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1997.

              The rates shown on IFB's, which are securities paying interest rates that vary inversely to changes in the market interest rates, and
              VRDN's are the current interest rates at May 31, 1997.

              The fund had the following industry group concentrations greater than 10% at Report May 31, 1997 (as a percentage of net assets):

                 Education             17.9%
                 Transportation        17.7

              The fund had the following insurance concentration greater than 10% at Report May 31, 1997 (as a percentage of net assets):

                 MBIA                 17.5%





----------------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1997
                                             Aggregate Face   Expiration     Unrealized
                                Total Value       Value          Date       Depreciation
----------------------------------------------------------------------------------------
Municipal Bond
Index Future (short)            $89,505,000     $86,940,904     Jun 97       ($2,564,096)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,859,392,617) (Note 1)                                            $1,967,688,973
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                           37,425,758
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      629,938
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           12,363,360
---------------------------------------------------------------------------------------------------
Total assets                                                                          2,018,108,029

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustiodian (Note 2)                                                            55,559
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                239,063
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     4,228,158
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         18,111,697
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                1,239,318
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              2,447,668
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  268,904
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                25,854
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  3,640
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      749,994
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      130,462
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        27,500,317
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,990,607,712

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $1,900,980,765
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              2,418,775
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
(Note 1)                                                                                (18,524,088)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              105,732,260
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $1,990,607,712

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,763,996,781 divided by 200,250,275 shares)                                                $8.81
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.81)*                                        $9.25
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($224,631,004 divided by 25,549,974 shares)+                                                  $8.79
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,979,927 divided by 224,796 shares)                                                        $8.81
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.81)**                                       $9.11
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.
 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended May 31, 1997 (Unaudited)

Tax exempt interest income:                                                            $61,665,123
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         4,903,112
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             855,773
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           37,951
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            10,781
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    1,790,052
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      949,066
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        3,557
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     77,267
--------------------------------------------------------------------------------------------------
Registration fees                                                                              100
--------------------------------------------------------------------------------------------------
Auditing                                                                                    35,910
--------------------------------------------------------------------------------------------------
Legal                                                                                       58,444
--------------------------------------------------------------------------------------------------
Postage                                                                                     53,288
--------------------------------------------------------------------------------------------------
Other                                                                                       42,927
--------------------------------------------------------------------------------------------------
Total expenses                                                                           8,818,228
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (286,299)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             8,531,929
--------------------------------------------------------------------------------------------------
Net investment income                                                                   53,133,194
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        35,026,987
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                          1,484,518
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the period               (61,176,109)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                (24,664,604)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $ 28,468,590
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                             May 31        November 30
                                                                                               1997*              1996
----------------------------------------------------------------------------------------------------------------------
Decrease in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $   53,133,194     $  114,783,195
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                         36,511,505         28,864,977
----------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                              (61,176,109)       (44,401,444)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     28,468,590         99,246,728
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
 Class A                                                                                (48,170,146)      (104,395,042)
----------------------------------------------------------------------------------------------------------------------
 Class B                                                                                 (5,274,027)       (10,533,538)
----------------------------------------------------------------------------------------------------------------------
 Class M                                                                                    (36,428)           (49,718)
----------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                       (86,700,062)      (111,172,908)
----------------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                           (111,712,073)      (126,904,478)
----------------------------------------------------------------------------------------------------------------------
Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   2,102,319,785      2,229,224,263
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $2,418,775 and $2,766,182, respectively)                                   $1,990,607,712     $2,102,319,785
----------------------------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                    ended
Per-share                          May 31
operating performance            (Unaudited)                         Year ended November 30
--------------------------------------------------------------------------------------------------------------------------
                                    1997           1996            1995             1994             1993          1992
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.91          $8.97           $8.05            $9.38            $8.98         $8.75
--------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                .23            .48             .49              .53              .53           .57
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.09)          (.06)            .92            (1.24)             .52           .32
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .14            .42            1.41             (.71)            1.05           .89
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.24)          (.48)           (.49)            (.51)            (.53)         (.58)
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --             --              --             (.05)            (.10)         (.08)
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                  --              --              --             (.06)            (.02)           --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.24)          (.48)           (.49)            (.62)            (.65)         (.66)
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.81          $8.91           $8.97            $8.05            $9.38         $8.98
--------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)           1.56*          4.92           17.95            (8.02)           12.02         10.60
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,763,997     $1,873,649      $2,013,022       $1,901,901       $2,280,604    $1,960,500
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .40*           .81             .78              .75              .76           .66
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.67*          5.47            5.63             5.82             5.67          6.44
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             47.38*         59.60           73.85            47.56            26.60         20.13
--------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(c) The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements and brokerage service arrangements.
    Prior period ratios exclude these amounts. (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------------------
                                          Six months
                                             ended                                                        For the period
Per-share                                   May 31                                                         Jan. 4, 1993+
operating performance                    (Unaudited)                  Year ended November 30                to Nov. 30
--------------------------------------------------------------------------------------------------------------------------
                                            1997             1996             1995             1994             1993
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.90            $8.95            $8.02            $9.37            $8.95
--------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                        .21              .42              .43              .46              .40
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.11)            (.05)             .93            (1.24)             .42
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .10              .37             1.36             (.78)             .82
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.21)            (.42)            (.43)            (.46)            (.40)
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --               --               --             (.05)              --
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                           --               --               --             (.06)              --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.21)            (.42)            (.43)            (.57)            (.40)
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.79            $8.90            $8.95            $8.02            $9.37
--------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                   1.12*            4.35            17.26            (8.75)            9.25*
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $224,631         $227,405         $215,614         $173,213         $146,665
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .73*            1.46             1.43             1.39             1.28*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.34*            4.81             4.95             5.16             4.29*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     47.38*           59.60            73.85            47.56            26.60
--------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(c) The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements and brokerage service arrangements.
    Prior period ratios exclude these amounts. (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------
                                                                     Six months
                                                                        ended                        For the period
Per-share                                                              May 31         Year ended      Apr. 10, 1995+
operating performance                                               (Unaudited)        Nov. 30         to Nov. 30
--------------------------------------------------------------------------------------------------------------------
                                                                        1997             1996             1995
---------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                    $8.91            $8.97            $8.79
---------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                    .22              .45              .26(a)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                              (.10)            (.06)             .21
---------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                    .12              .39              .47
---------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------
From net
investment income                                                       (.22)            (.45)            (.29)
---------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                            --               --               --
---------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                       --               --               --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.22)            (.45)            (.29)
---------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                          $8.81            $8.91            $8.97
---------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                                               1.41*            4.59             5.44*
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                        $1,980           $1,266             $588
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                .55*            1.11              .65*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                               2.52*            5.17             3.30*
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                 47.38*           59.60            73.85
---------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(c) The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements and brokerage service arrangements.
    Prior period ratios exclude these amounts. (Note 2).




Notes to financial statements
May 31, 1997 (Unaudited)

Note 1
Significant accounting policies

The fund is a portfolio of Putnam New York Tax Exempt Income Trust, "the trust", registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New York tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1996, the fund had a capital loss carryover of approximately $32,518,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

           Loss Carryover          Expiration
           --------------   ----------------------
            $     5,000        November 30, 2001
            $27,938,000        November 30, 2002
            $ 4,575,000        November 30, 2003

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion, 0.330% of any excess thereafter. Prior to January 20, 1997, any amount over $1.5 billion was based on 0.40%.

As part of the custodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the funds investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At May 31, 1997, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended May 31, 1997, fund expenses were reduced by $286,299 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,720 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $49,621 and $23,363 from the sale of class A and class M shares, respectively and $254,091 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $13,492 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended May 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $939,788,806 and $971,051,122, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended
                                          May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      20,656,006     $181,076,151
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     3,165,293       27,796,220
------------------------------------------------------------
                                 23,821,299      208,872,371

Shares
repurchased                     (33,743,040)    (296,247,560)
------------------------------------------------------------
Net decrease                     (9,921,741)    $(87,375,189)
------------------------------------------------------------

                                            Year ended
                                        November 30, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      49,874,885     $435,955,284
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     6,955,843       61,013,314
------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam New York
Intermediate Tax
Exempt Income
Fund                                262,921        2,303,192
------------------------------------------------------------
                                 57,093,649      499,271,790

Shares
repurchased                     (71,315,173)    (624,195,830)
------------------------------------------------------------
Net decrease                    (14,221,524)   $(124,924,040)
------------------------------------------------------------

                                        Six months ended
                                          May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,782,110      $15,618,283
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       391,738        3,432,731
------------------------------------------------------------
                                  2,173,848       19,051,014

Shares
repurchased                      (2,181,522)     (19,098,746)
------------------------------------------------------------
Net decrease                         (7,674)        $(47,732)
------------------------------------------------------------

                                            Year ended
                                        November 30, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,772,161      $41,813,876
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       780,326        6,829,056
------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam New York
Intermediate Tax
Exempt Income
Fund                                193,968        1,695,279
------------------------------------------------------------
                                  5,746,455       50,338,211

Shares
repurchased                      (4,269,501)     (37,263,730)
------------------------------------------------------------
Net increase                      1,476,954      $13,074,481
------------------------------------------------------------

                                        Six months ended
                                           May 31 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          83,635         $730,789
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         3,778           33,173
------------------------------------------------------------
                                     87,413          763,962

Shares
repurchased                          (4,681)         (41,103)
------------------------------------------------------------
Net increase                         82,732         $722,859
------------------------------------------------------------

                                            Year ended
                                        November 30, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          89,297         $787,821
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         4,984           43,584
------------------------------------------------------------
                                     94,281          831,405

Shares
repurchased                         (17,785)        (154,754)
------------------------------------------------------------
Net increase                         76,496          $676,651
------------------------------------------------------------



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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Howard K. Manning
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency; and involve risk, including the possible loss of principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

34418-030/345/681   7/97